EXHIBIT 99.1
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[PARAGON TECHNOLOGIES, INC. LOGO]                                           NEWS
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FOR:          IMMEDIATE RELEASE

CONTACTS:     Len Yurkovic, Acting CEO
              610-252-3205
              610-252-3102 (Fax)
              www.ptgamex.com
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             PARAGON TECHNOLOGIES REPORTS 2008 FIRST QUARTER RESULTS

                                    - - - - -

EASTON, PA -- May 13, 2008 -- Paragon Technologies, Inc. (Amex:PTG), a leading supplier of "smart" material handling systems and "software-driven" warehouse and distribution center solutions, announced today results for the first quarter ended March 31, 2008.

During the first quarter ended March 31, 2008, the Company had net income of $106,000 or $0.04 earnings per share on sales of $5.0 million, compared to a net loss of $268,000 or $0.09 loss per share on sales of $3.6 million during the first quarter ended March 31, 2007.

Net income for the first quarter ended March 31, 2008 was favorably impacted by an increase in sales and gross profit of $1,438,000 and $596,000, respectively. The increase was associated with a larger backlog of orders entering fiscal 2008 when compared to the backlog of orders entering fiscal 2007.

Len Yurkovic, Acting CEO of Paragon Technologies, commented, "The results for the first quarter of 2008 are a welcome profit improvement over the prior year comparable period and represent a team effort across the Company. We are pleased with our strong balance sheet. We continue to invest in product development to find new applications for our innovative technologies and build upon our strategic competitive advantages. The Company's quoting activity continues to be strong as we maintain an aggressive selling focus and target active sectors of the marketplace, led by health and beauty aids, entertainment, and recreational products."




                                     [MORE]

We Build Productivity                                          [SI SYSTEMS LOGO]
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      PARAGON TECHNOLOGIES, INC. o 600 Kuebler Road o Easton, PA 18040-9201
                        o 610.252.3205 o Fax 610.252.3102
                                 www.ptgamex.com
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[PARAGON TECHNOLOGIES, INC. LOGO]                                         Page 2
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The Company will host a conference call to discuss these results on Tuesday, May
13, 2008 at 11:00 a.m. ET. To participate in the call, please dial
1-866-752-7147 and ask for the Paragon Technologies teleconference. Simultaneous with the conference call, an audio webcast of the call will be available via a link on the Paragon website, www.ptgamex.com.

Paragon's SI Systems' branded technologies drive productivity at Fortune 1000 companies and the United States Government.


About Paragon Technologies
Paragon Technologies is a leader in integrating material handling systems and creating automated solutions for material flow applications. SI Systems' branded technologies and material handling solutions address unit assembly in manufacturing operations and order fulfillment applications. One of the top material handling systems suppliers worldwide, SI Systems leading clients have included the United States Postal Service, BMG, Peterbilt, Honda, and Maybelline.


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Cautionary Statement. Certain statements contained herein are not based on historical fact and are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the Securities and Exchange Commission rules, regulations and releases. Paragon intends that such forward-looking statements be subject to the safe harbors created hereby. Among other things, the forward-looking statements regard Paragon's earnings, liquidity, financial condition, review of strategic alternatives, and other matters. Words or phrases denoting the anticipated results of future events, such as "anticipate," "does not anticipate," "should help to," "believe," "estimate," "is positioned," "expects," "may," "will," "is expected," "should," "continue," and similar expressions that denote uncertainty, are intended to identify such forward-looking statements. Paragon's actual results, performance, or achievements could differ materially from the results expressed in, or implied by, such "forward-looking statements:" (1) as a result of factors over which Paragon has no control, including the strength of domestic and foreign economies, sales growth, competition, and certain cost increases; and (2) if the factors on which Paragon's conclusions are based do not conform to its expectations. The forward-looking statements contained in this press release may become outdated over time. Paragon does not assume any responsibility for updating any forward-looking statements. Furthermore, achievement of the objectives of the Company is subject to certain risks, including, but not limited to, those risks outlined in Paragon's filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2007.

     This press release and prior releases are available at www.ptgamex.com.
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[PARAGON TECHNOLOGIES, INC. LOGO]                                         Page 3
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
                                       Paragon Technologies, Inc.
                                     Summary Financial Information
                         Selected Financial Data -- Balance Sheets (UNAUDITED)
                                (In Thousands, Except Ratio Information)
-----------------------------------------------------------------------------------------------------------
                                                        March 31, 2008                 December 31, 2007
-----------------------------------------------------------------------------------------------------------
Cash and cash equivalents..................               $   12,017                            12,104
Short-term investments.....................                      180                               200
                                                    ------------------------          ---------------------
   Total cash and cash equivalents
     and short-term investments............               $   12,197                            12,304
                                                    ------------------------          ---------------------
Trade receivables..........................               $    1,539                             2,640
Inventories................................               $      765                               859

Current assets.............................               $   16,475                            17,842
Current liabilities........................                    4,521                             5,802
                                                    ------------------------          ---------------------
   Working capital.........................               $   11,954                            12,040
                                                    ------------------------          ---------------------
Current ratio..............................                     3.64                              3.08
Total assets...............................               $   16,903                            18,316
Total stockholders' equity.................               $   12,118                            12,253
-----------------------------------------------------------------------------------------------------------

                                       Paragon Technologies, Inc.
                                     Summary Financial Information
                      Selected Financial Data -- Statements of Operations (UNAUDITED)
                              (In Thousands, Except Per Share Information)
-----------------------------------------------------------------------------------------------------------
                                                                                First Quarter Ended
                                                                                     March 31,
                                                                          ---------------------------------
                                                                               2008               2007
                                                                          --------------    ---------------
Net sales...........................................................         $  5,045            3,607
                                                                          ==============    ===============

Income (loss) before income taxes...................................         $    183             (396)
Income tax expense (benefit)........................................               77             (128)
                                                                          --------------    ---------------
Net income (loss)...................................................         $    106             (268)
                                                                          ==============    ===============

Basic earnings (loss) per share.....................................         $    .04             (.09)
                                                                          ==============    ===============

Diluted earnings (loss) per share...................................         $    .04             (.09)
                                                                          ==============    ===============
-----------------------------------------------------------------------------------------------------------

                                       Paragon Technologies, Inc.
                                   Supplemental Financial Information
                       Reconciliation of Net Income (Loss) to EBITDA (UNAUDITED)
                                            (In Thousands)
-----------------------------------------------------------------------------------------------------------
                                                                                 First Quarter Ended
                                                                                      March 31,
                                                                           ---------------------------------
                                                                               2008               2007
                                                                           --------------    ---------------
Net income (loss)...................................................         $    106             (268)
Add:   Income tax expense (benefit).................................               77             (128)
                                                                           --------------    ---------------
Income (loss) before income taxes...................................              183             (396)
Add:   Interest expense.............................................                -                -
Add:   Depreciation and amortization expense........................               31               27
                                                                           --------------    ---------------
EBITDA .............................................................         $    214             (369)
                                                                           ==============    ===============
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